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                                                                    EXHIBIT (10)

                                   AMENDMENT NO. 1
                                          TO
                            AGREEMENT OF PURCHASE AND SALE
                                         AND
                              JOINT ESCROW INSTRUCTIONS



    This AMENDMENT NO. 1 TO AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (the "Amendment") is made as of this 22nd day of November, 1996 by and among LINCOLN PROPERTY COMPANY N.C., INC., a Texas corporation (the "Buyer"), MISSION WEST PROPERTIES, a California corporation ("MWP"), and MISSION WEST EXECUTIVE AIRCRAFT CENTER, INC., a California corporation ("MWEAC"), with reference to the facts set forth in the Recitals below.


                                       RECITALS

    A. MWEAC is a wholly-owned subsidiary of MWP. Hereafter, MWP and MWEAC may sometimes be collectively referred to as the "Seller."

    B. Buyer and Seller are parties to a certain Agreement of Purchase and Sale and Joint Escrow Instructions dated October 14, 1996 (the "Purchase Agreement").

    C. The parties desire to amend the Purchase Agreement as set forth below in this Amendment.


                                      AGREEMENT

    NOW, THEREFORE, in consideration of the Purchase Agreement, this Amendment and other good and valuable consideration, the parties hereby agree as follows:

    1. INTERPRETATION. Terms with initial capital letters are defined terms which shall have the meanings ascribed to them in the Purchase Agreement, unless the context of this Amendment requires otherwise. Except as amended by this Amendment, the Purchase Agreement shall remain in full force and effect. In the event of a conflict between the provisions of this Amendment and those of the Purchase Agreement, this Amendment shall control.

    2.   MWEAC CONTINGENCIES.  Buyer hereby confirms that the following three
(3) of the seven (7) MWEAC Contingencies have been fully satisfied: item (3) -- relating to the approval of the Preliminary Reports and Surveys; item (4) -- relating to removal of an UST; and item (5) -- relating to the Camp Dresser Assessment. The other four (4) MWEAC Contingencies have not been waived or satisfied. With respect to MWEAC Contingency No. (7) relating to amendments of the MWEAC Ground Leases, it is agreed that Buyer shall not be entitled to disapprove of the pending First Amendment to Aviation Lease for MWEAC II and Third Amendment to Aviation Lease for MWEAC I on the grounds that such Amendments fail to include -- in whole or part -- the following provisions:
Clauses 50.7, 50.8, 50.9 and 54, as set forth in the copy of First Amendment to Aviation Lease attached hereto as Exhibit "C."

    3. AMENDMENT OF SECTION 1.10. Section 1.10 of the Purchase Agreement is hereby amended to change the Target Date for Seller's Shareholders' Meeting to December 7, 1996.

    4. AMENDMENT OF SECTION 6.8(i). Section 6.8(i) of the Purchase Agreement is hereby amended by deleting all references to "Camino West Carlsbad Property" and replacing them with the term "Camino West Business Park Property."

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    5.   DELIVERY OF BUYER'S REPORTS.  Section 8.7 of the Purchase Agreement
required Buyer to deliver Buyer's Reports to Seller on October 14, 1996. Buyer shall deliver to Seller Buyer's Reports no later than December 2, 1996. At the Closing, Buyer shall deliver a certificate to Seller in which Buyer represents and warrants that Buyer has previously delivered to Seller all of Buyer's Reports.

    6. AMENDMENT OF SECTION 10.2. Seller has previously collected Estoppel Certificates from A-Tenants in excess of the Minimum Number of Estoppels for use in the terminated transaction with DMB/SVP. Notwithstanding anything in Section 10.2(a) of the Purchase Agreement to the contrary, the parties agree that Seller may use these same Estoppel Certificates in the pending transaction with Buyer without having to update them, subject, however, to the following terms and conditions:

    (a) Seller shall obtain a letter (the "Estoppel Letter") dated no earlier than November 11, 1996 from each of the Confirming Tenants (as defined below) confirming the accuracy of the Estoppel Certificates previously furnished by the Confirming Tenants.

    (b) The Estoppel Letters shall be in substantially the same form as Exhibit "A" hereto.

    (c) The term "Confirming Tenants" shall mean (i) the four (4) largest Tenants of each Property and (ii) one Tenant of each building on each Property. The Confirming Tenants are listed on the Schedule of Confirming Tenants attached hereto as Exhibit "B."



    IN WITNESS WHEREOF, the parties hereby execute this Amendment No. 1 to Agreement of Purchase and Sale and Joint Escrow Instructions as of the date first written above.



"SELLER"                     MISSION WEST PROPERTIES,
                             a California corporation


                             By:   /s/  J. Gregory Kasun
                                  -----------------------------------------
                                  J. Gregory Kasun
                                  President and Chief Executive Officer


                             MISSION WEST EXECUTIVE AIRCRAFT
                             CENTER, INC., a California corporation


                             By:   /s/  J. Gregory Kasun
                                  -----------------------------------------
                                  J. Gregory Kasun
                                  President and Chief Executive Officer



"BUYER"                      LINCOLN PROPERTY COMPANY N.C.,
                             INC., a Texas corporation


                             By:   /s/  William A. Shubin
                                  ----------------------------------------
                                  William A. Shubin


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